UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2020
LUBY’S, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(I.R.S. Employer Identification No.)
13111 Northwest Freeway, Suite 600 Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 329-6800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange at which registered
Common Stock ($0.32 par value per share)	LUB	New York Stock Exchange
Common Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 17, 2020, Luby’s, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the record date for the Special Meeting, there were 30,674,569 shares of common stock outstanding and entitled to vote at the Special Meeting. A total of 29,634,427 shares of common stock were present or represented by proxy at the Special Meeting, representing approximately 96.6% of all votes entitled to be cast at the Special Meeting. The matters submitted for a vote and the related results are as follows:

Proposal 1 – Approval of the voluntary liquidation and dissolution of the company pursuant to a plan of liquidation and dissolution. The results were as follows:

For	Against	Abstain	Broker Non-Votes
21,976,990	75,551	93,365	7,488,521

Proposal 2 – Ratification of the Rights Agreement, dated as of February 15, 2018, as amended on February 11, 2019 and February 14, 2020, by and between the Company and American stock Transfer & Trust Company, LLC. The results were as follows:

For	Against	Abstain	Broker Non-Votes
14,497,838	7,515,391	132,677	7,488,521

Proposal 3 – Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the minimum and maximum number of directors. The results were as follows:

For	Against	Abstain	Broker Non-Votes
29,300,387	204,843	129,197	0

Proposal 4 – Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow stockholders to act by written consent. The results were as follows:

For	Against	Abstain	Broker Non-Votes
21,245,457	748,014	152,435	7,488,521

Proposal 5 – Approval of the adjournment of the Special Meeting, if necessary or appropriate. The results were as follows:

For	Against	Abstain	Broker Non-Votes
29,260,257	248,403	125,767	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2020	LUBY’S, INC.

	By:	/s/ Michael Racusin
Michael Racusin
General Counsel and Corporate Secretary